UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

Form 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 22, 2017

Proteon Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36694	20-4580525
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 West Street, Waltham, MA 02451
(Address of Principal Executive Offices) (Zip Code)

(781) 890-0102

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Introductory Comment

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our”, “Company” and “Proteon” refer to Proteon Therapeutics, Inc.

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On June 22, 2017, Proteon Therapeutics, Inc. entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a syndicate of current and new institutional investors (individually, an “Investor” and, collectively, the “Investors”), led by an affiliate of Deerfield Management Company, L.P. (“Deerfield”), pursuant to which the Company agreed to issue and sell to the Investors an aggregate of 22,000 shares (the “Preferred Shares”) of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock” and such sale of the Series A Preferred Stock, the “Transaction”), for a purchase price of $1,000 per share, or an aggregate purchase price of $22.0 million, all upon the terms and conditions set forth in the Purchase Agreement.

The transaction is expected to close in the third quarter of 2017, subject to satisfaction of certain closing conditions set forth in the Purchase Agreement, including approval of the Company’s stockholders. The offer and sale of the Preferred Shares will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Series A Preferred Stock

The rights, preferences and privileges of the Series A Preferred Stock will be set forth in a Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designation”) that the Company will file, subject to the closing of the Transaction, with the Secretary of State of the State of Delaware prior to closing. Each share of Series A Preferred Stock will be convertible into 1,005 shares of the Company’s common stock, at a conversion price of $0.9949 per share, in each case subject to adjustment for any stock splits, stock dividends and similar events, at any time at the option of the holder, provided that any conversion of Series A Preferred Stock by a holder into shares of the Company’s common stock would be prohibited if, as a result of such conversion, the holder, together with its affiliates and any other person or entity whose beneficial ownership of Company common stock would be aggregated with such holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), would beneficially own more than 9.985% of the total number of shares of the Company’s common stock issued and outstanding after giving effect to such conversion.

The holders of a majority of the outstanding shares of Series A Preferred Stock will be entitled to elect one (1) member of the Company’s Board of Directors (the “Series A Director”). Each share of Series A Preferred Stock will be entitled to a preference of $0.001 per share upon liquidation of the Company, and thereafter will share ratably in any distributions or payments on an as-converted basis with the holders of common stock. In addition, if certain transactions that involve the merger or consolidation of the Company, an exchange or tender offer, a sale of all or substantially all of the assets of the Company or a reclassification of the Common Stock occur, each of the Preferred Shares would be convertible into the kind and amount of securities, cash and/or other property that the holder of a number of shares of common stock issuable upon conversion of one share of Series A Preferred Stock would receive in connection with such transaction. However, in the event any such transaction occurs at any time prior to the first date that the volume-weighted average price per share of Common Stock for each of the trading days during any twenty consecutive trading days ending on or at any time after the one year anniversary of the approval of the Company’s biologics license application for the Company’s product vonapanitase by the United States Food and Drug Administration is greater than 200% of the conversion price, and if the aggregate value of such securities, cash and/or property to which a holder of a share of Series A Preferred Stock would be entitled upon conversion would be less than the price per share paid for the Series A Preferred Stock (the “Stated Value”), then each share of Series A Preferred Stock shall instead be convertible into such kind of securities, cash and/or other property with an aggregate value equal to the Stated Value. Except as otherwise required by law (or with respect to the election of one director to the Company’s Board of Directors and approval of certain actions specified in the Certificate of Designation), the Series A Preferred Stock will not have voting rights.

Registration Rights Agreement

At the closing of the Transaction, the Company will enter into a registration rights agreement with the Investors (“Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Investors will be entitled to certain shelf and “piggyback” registration rights with respect to the shares of common stock issuable upon conversion of the Series A Preferred Stock, subject to the limitations set forth in the Registration Rights Agreement.

Voting Agreements

Concurrently with the execution and delivery of the Purchase Agreement, and as an inducement to the Investors to enter into the Purchase Agreement, certain stockholders of the Company (each a “Stockholder”) representing a majority of the Company’s outstanding shares of Common Stock entered into Voting Agreements (each a “Voting Agreement” and, collectively, the “Voting Agreements”) with the Company, pursuant to which each Stockholder agreed to vote its shares of Common Stock in favor of those matters in connection with the Transaction that require approval by the stockholders of the Company pursuant to the rules of the NASDAQ Stock Market. The Voting Agreements terminate upon the earlier to occur of (i) immediately following a meeting of the Company’s stockholders at which the Transaction is voted upon and approved by the Company’s stockholders, and (ii) the termination of the Purchase Agreement at any time prior to the consummation of the closing contemplated under the Purchase Agreement.

Fifth Amended and Restated Investors’ Rights Agreement

Concurrently with the execution and delivery of the Purchase Agreement, and as an inducement to the Investors to enter into the Purchase Agreement, the Company and certain stockholders of the Company entered into a Fifth Amended and Restated Investors’ Rights Agreement, dated as of June 22, 2017 (the “Fifth IRA”), pursuant to which such stockholders have agreed to certain limitations on the registration rights provided for under that certain Fourth Amended and Restated Investors’ Rights Agreement, dated as of May 13, 2014, with the effectiveness of the Fifth IRA to be contingent upon the closing of the Transaction.

The above description of the Purchase Agreement, Certificate of Designation, Registration Rights Agreement, Voting Agreements and Fifth IRA does not purport to be complete and is qualified in its entirety by reference to such documents, copies of which are filed as Exhibits 10.20, 3.6, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16, 4.17 and 4.18, respectively, hereto and are hereby incorporated by reference into this Item 1.01.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 1.01 with respect to the Purchase Agreement and the Transaction is hereby incorporated by reference into this Item 3.02.

Additional Information about the Transaction and Where to Find It

The Company intends to file a proxy statement with the SEC in connection with the proposed Transaction. The definitive proxy statement and other relevant documents will be sent or given to the stockholders of the Company and will contain important information about the proposed Transaction and related matters. Company stockholders and other interested persons are advised to read, when available, the definitive proxy statement in connection with the Company’s solicitation of proxies for the special meeting of the Company’s stockholders to be held to approve the Transaction because the definitive proxy statement will contain important information about the Transaction. When available, the definitive proxy statement will be mailed to Company’s stockholders as of a record date to be established for voting on the proposed transaction. The Company’s stockholders will also be able to obtain copies of the definitive proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Proteon Therapeutics, Inc., 200 West Street, Waltham, MA 02451, attention: Investor Relations (investor@proteontherapeutics.com).

Participants in the Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed Transaction. The Company’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC on March 16, 2017. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the proposed Transaction will be set forth in the definitive proxy statement for the proposed Transaction when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Transaction will be included in the definitive proxy statement that the Company intends to file with the SEC.

Forward Looking Statements

This Current Report contains statements that are, or may be deemed to be, "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “estimates,” “anticipates,” "expects,” “plans,” "intends,” “may,” or “will,” in each case, their negatives or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These statements, including the expected timing and completion of the Transaction, when the Company expects to report top-line data from the PATENCY-2 trial, the sufficiency of the Company’s cash, cash-equivalents and available-for-sale investments upon completion of the financing to fund the Company’s operations into the fourth quarter of 2019, and those relating to future events or the Company’s future financial performance or condition, involve substantial known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. These risks, uncertainties and other factors, including whether the Transaction may be delayed or may not occur due to market or other conditions and the satisfaction of closing conditions related to the Transaction; whether the Company’s cash resources will be sufficient to fund our operating expenses and capital expenditure requirements for the period anticipated; whether data from early nonclinical or clinical studies will be indicative of the data that will be obtained from future clinical trials; whether vonapanitase will advance through the clinical trial process on the anticipated timeline and warrant submission for regulatory approval; whether such a submission would receive approval from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies on a timely basis or at all; and whether the Company can successfully commercialize and market its product candidates, are described more fully in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC on March 16, 2017, and our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed with the SEC, particularly in the sections titled “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations.” In light of the significant uncertainties in our forward-looking statements, you should not place undue reliance on these statements or regard these statements as a representation or warranty by the Company or any other person that the Company will achieve its objectives and plans in any specified time frame, or at all. The forward-looking statements contained in this Current Report represent the Company’s estimates and assumptions only as of the date of this Current Report and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this Current Report.

Disclaimer

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.6	Form of Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock.
4.4	Form of Registration Rights Agreement
4.5	Voting Agreement, dated June 22, 2017, by and between Proteon Therapeutics, Inc. and Abingworth Bioventures VI, LP
4.6	Voting Agreement, dated June 22, 2017, by and between Proteon Therapeutics, Inc. and Deerfield International Master Fund, L.P.
4.7	Voting Agreement, dated June 22, 2017, by and between Proteon Therapeutics, Inc. and Deerfield Partners, L.P.
4.8	Voting Agreement, dated June 22, 2017, by and between Proteon Therapeutics, Inc. and Deerfield Special Situations Fund, L.P.
4.9	Voting Agreement, dated June 22, 2017, by and between Proteon Therapeutics, Inc. and Deerfield Private Design Fund III, L.P.
4.10	Voting Agreement, dated June 22, 2017, by and between Proteon Therapeutics, Inc. and Intersouth Partners VI, L.P.
4.11	Voting Agreement, dated June 22, 2017, by and between Proteon Therapeutics, Inc. and MPM Bio IV NVS Strategic Fund, L.P.
4.12	Voting Agreement, dated June 22, 2017, by and between Proteon Therapeutics, Inc. and Pharmstandard International S.A.
4.13	Voting Agreement, dated June 22, 2017, by and between Proteon Therapeutics, Inc. and Prism Venture Partners V, LP
4.14	Voting Agreement, dated June 22, 2017, by and between Proteon Therapeutics, Inc. and Prism Venture Partners V-A, LP
4.15	Voting Agreement, dated June 22, 2017, by and between Proteon Therapeutics, Inc. and Skyline Venture Partners Qualified Purchaser Fund IV, LP
4.16	Voting Agreement, dated June 22, 2017, by and between Proteon Therapeutics, Inc. and TVM Science Ventures VI GmbH & Co. KG
4.17	Voting Agreement, dated June 22, 2017, by and between Proteon Therapeutics, Inc. and TVM Life Science Ventures VI LP
4.18	Fifth Amended and Restated Investors’ Rights Agreement, dated June 22, 2017, by and among Proteon Therapeutics, Inc. and the stockholders party thereto
10.20	Securities Purchase Agreement, dated June 22, 2017, by and among Proteon Therapeutics, Inc. and the Investors party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proteon Therapeutics, Inc.

Date: June 22, 2017	By:	/s/ George A. Eldridge
George A. Eldridge
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.6	Form of Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock.
4.4	Form of Registration Rights Agreement
4.5	Voting Agreement, dated June 22, 2017, by and between Proteon Therapeutics, Inc. and Abingworth Bioventures VI, LP
4.6	Voting Agreement, dated June 22, 2017, by and between Proteon Therapeutics, Inc. and Deerfield International Master Fund, L.P.
4.7	Voting Agreement, dated June 22, 2017, by and between Proteon Therapeutics, Inc. and Deerfield Partners, L.P.
4.8	Voting Agreement, dated June 22, 2017, by and between Proteon Therapeutics, Inc. and Deerfield Special Situations Fund, L.P.
4.9	Voting Agreement, dated June 22, 2017, by and between Proteon Therapeutics, Inc. and Deerfield Private Design Fund III, L.P.
4.10	Voting Agreement, dated June 22, 2017, by and between Proteon Therapeutics, Inc. and Intersouth Partners VI, L.P.
4.11	Voting Agreement, dated June 22, 2017, by and between Proteon Therapeutics, Inc. and MPM Bio IV NVS Strategic Fund, L.P.
4.12	Voting Agreement, dated June 22, 2017, by and between Proteon Therapeutics, Inc. and Pharmstandard International S.A.
4.13	Voting Agreement, dated June 22, 2017, by and between Proteon Therapeutics, Inc. and Prism Venture Partners V, LP
4.14	Voting Agreement, dated June 22, 2017, by and between Proteon Therapeutics, Inc. and Prism Venture Partners V-A, LP
4.15	Voting Agreement, dated June 22, 2017, by and between Proteon Therapeutics, Inc. and Skyline Venture Partners Qualified Purchaser Fund IV, LP
4.16	Voting Agreement, dated June 22, 2017, by and between Proteon Therapeutics, Inc. and TVM Science Ventures VI GmbH & Co. KG
4.17	Voting Agreement, dated June 22, 2017, by and between Proteon Therapeutics, Inc. and TVM Life Science Ventures VI LP
4.18	Fifth Amended and Restated Investors’ Rights Agreement, dated June 22, 2017, by and among Proteon Therapeutics, Inc. and the stockholders party thereto
10.20	Securities Purchase Agreement, dated June 22, 2017, by and among Proteon Therapeutics, Inc. and the Investors party thereto.